UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2014

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin (State or other jurisdiction of incorporation)	001-33540 (Commission file number)	39-1987014 (IRS Employer Identification Number)

                       N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin                                                                                                                         53051
                          (Address of principal executive offices)                                                                                                                            (Zip Code)

Registrant’s telephone number, including area code:                             (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	2.02 Results of Operations and Financial Condition.

On February 13, 2014, ZBB Energy Corporation announced its financial results for the quarter ended December 31, 2013.  A copy of the press release is being furnished as Exhibit 99 to this Report on Form 8-K.

Item	9.01 Financial Statements and Exhibits.

 Exhibits

The exhibits required to be furnished as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: February 13, 2014	By: /s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press release, dated February 13, 2014, issued by ZBB Energy Corporation, furnished herewith